                                  EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Spectrum Bancorporation, Inc. on Form S-1 of our report on Great Western Securities, Inc. and Subsidiary dated September 1, 2000, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                         Deloitte & Touche, LLP


Omaha, Nebraska
January 4, 2001